Federated Department Stores, Inc.

                 5% Convertible Subordinated Notes due 2003

                           Underwriting Agreement
                           ----------------------


                                                          September 22,1995
Goldman, Sachs & Co.
CS First Boston Corporation,
c/o Goldman, Sachs & Co.
85 Broad Street,
New York, New York 10004

Ladies and Gentlemen:

          Federated Department Stores, Inc., a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to you (the "Underwriters") an aggregate of $305,000,000 principal amount of Notes specified above (the "Firm Securities"). In addition, the Company proposes to grant to the Underwriters named in
Schedule I hereto (the "Underwriters") an option to purchase up to an additional $45,000,000 principal amount of Notes (the "Option Securities"). The Firm Securities and the Option Securities, if purchased, are hereinafter collectively called the "Securities". The Securities will be convertible into shares of Common Stock, par value $0.01 per share (the "Common Stock"), of the Company, upon the terms and subject to the conditions and adjustments set forth in the Indenture, dated as of December 15, 1994 (the "Indenture"), as supplemented by the Fourth Supplemental Indenture (the "Supplemental Indenture"), between the Company and The First National Bank of Boston, as Trustee (the "Trustee").


          1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

          (a) A registration statement on Form S-3 (File No. 33-59691) in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); such registration statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Underwriters without exhibits thereto, but with documents incorporated by reference in the prospectus contained therein, have been declared effective by the Commission in such form; no other document with respect to such registration statement or document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed or to be filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Securities Act of 1933, as amended (the "Act"), each in the form heretofore delivered or to be delivered to the Underwriters); and no stop order suspending the effectiveness of such registration statement has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in such registration statement or filed with the Commission pursuant to Rule 424(a) under the Act is hereinafter called a "Preliminary Prospectus"); the various parts of such registration statement, including all exhibits thereto and the documents






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     incorporated by reference in the prospectus contained in the registration statement at the time such part of the registration statement became effective but excluding Form T-1, each as amended at the time such part of the registration statement became effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

          (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein,or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented;

          (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue



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     statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by the Underwriters through Goldman, Sachs & Co. expressly for use in the Prospectus as amended or supplemented;

          (d) There has not been any material adverse change in the business, financial position or results of operations of the Company and its subsidiaries, taken as a whole, from the respective dates as of which information is given in the Registration Statement and the Prospectus. Neither the Company nor any of its subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than immaterial issuances and forfeitures of stock in connection with equity-based compensation plans of executive officers of the Company or as set forth or contemplated in the Prospectus as amended or supplemented, or any increase in excess of $25,000,000 in long-term debt of the Company or any of its subsidiaries otherwise than as set forth or contemplated in the Prospectus as amended or supplemented, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented;

          (e) The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are disclosed in the Prospectus as amended or supplemented, or as do not, individually or in the aggregate, have a material adverse effect on the business, financial position or results of operations or reasonably foreseeable prospects of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"); and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not, individually or in the aggregate, have a Material Adverse Effect;

          (f) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus as amended or supplemented, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it is required to be so qualified, except where failure to be so qualified and in good standing individually or in the aggregate would not have a Material Adverse Effect; and each Significant Subsidiary (as such term is defined in Rule 405 under the Act) has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation and each subsidiary of the



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     Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, except where failure to be duly incorporated, validly existing and in good standing would not, individually or in the aggregate, have a Material Adverse Effect;

          (g) All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable; all of the issued shares of capital stock of each Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable and (except as otherwise disclosed in the Prospectus as amended or supplemented) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise disclosed in the Prospectus as amended or supplemented or where, individually or in the aggregate, the failure to have been duly and validly authorized and issued, to be fully paid and non-assessable and to be owned directly or indirectly by the Company free and clear of liens, encumbrances, equities or claims would not have a Material Adverse Effect);

          (h) The Securities have been duly authorized and, when issued and delivered pursuant to this Agreement, will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture as supplemented by the Supplemental Indenture; all of the shares of Common Stock issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon such conversion and, when issued and delivered in accordance with the terms of the Indenture as supplemented by the Supplemental Indenture, will be duly and validly issued, fully paid and non-assessable; the Indenture has been duly authorized and duly qualified under the Trust Indenture Act; the Indenture and, when executed and delivered by the Company and the Trustee, the Supplemental Indenture, will constitute a valid and legally binding instrument, enforceable in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Securities, the Common Stock and the Indenture as supplemented by the Supplemental Indenture will conform to the descriptions thereof in the Prospectus as amended or supplemented;

          (i) The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture as supplemented by the Supplemental Indenture and this Agreement, the consummation of the transactions herein and therein contemplated (other than to the extent set forth in the Prospectus as amended or supplemented under the caption "Description of the Notes-Repurchase at Option of Holders Upon a Change in Control") and the issuance and delivery of shares of Common Stock issuable upon conversion of the Securities will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other similar financing agreement or instrument or other agreement or instrument to which the Company or any of its



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     subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations and defaults as individually or in the aggregate would not have a Material Adverse Effect, nor will such action result in any material violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any material statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties, nor will such action result in any violation of the provisions of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties except for such violations as individually or in the aggregate would not have a Material Adverse Effect; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the consummation by the Company of the transactions contemplated by this Agreement or the Indenture as supplemented by the Supplemental Indenture or the issuance of shares of Common Stock upon conversion of the Securities, except the registration of the Securities and the Common Stock under the Act, the Exchange Act and such as have been obtained under the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

          (j)  Neither the Company nor any of its Significant Subsidiaries
     (i) is in violation of its certificate of incorporation or by-laws (or comparable governing documents), (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (iii) is in material violation of any material law, ordinance, governmental rule, regulation or court decree to which it or its property is subject, or (iv) has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business; and none of the subsidiaries of the Company (i) is in violation of its certificate of incorporation or by-laws (or comparable governing documents), (ii) is in default, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it or any of its properties may be bound, or (iii) is in violation of any law, ordinance, governmental rule, regulation or court decree to which it or its property is subject, or (iv) has failed to obtain any license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except for such violations, defaults and failures as individually or in the aggregate would not have a Material Adverse Effect;

          (k) The statements set forth in the Prospectus as amended or supplemented under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of the Notes", insofar as they purport to constitute a summary of the terms of the Securities and the Common Stock, and under the captions "Plan of Distribution" and "Underwriting", insofar as they purport to describe the provisions of the laws and



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     documents referred to therein, present fair and accurate summaries of such terms and fair and accurate descriptions of such provisions, respectively.

          (l) Other than as set forth in the Prospectus as amended or supplemented, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

          (m) The Company is not and, after giving effect to the offering and sale of the Securities, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

          (n) Neither the Company nor any of its affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes; and

          (o) KPMG Peat Marwick LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

          2. (a) Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at a purchase price of 97.5% of the principal amount thereof, plus accrued interest from September 27, 1995 to the First Delivery Date (as such term is defined in Section 4(a) hereof), the principal amount of Firm Securities set forth opposite the name of such Underwriter in Schedule I hereto.

          (b) In addition, the Company grants to the Underwriters an option to purchase up to an additional $45,000,000 principal amount of Option Securities. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Securities and is exercisable as provided in Section 4 hereof. The principal amount of Option Securities to be purchased by each Underwriter shall be in proportion to the principal amount of Firm Securities set opposite the name of such Underwriter in
Schedule I hereto. The purchase price for any Option Securities purchased by the Underwriters shall be 97.5% of the principal amount thereof, plus accrued interest from September 27, 1995 to the Second Delivery Date (as such term is defined in Section 4(c) hereof).

          (c) The Company shall not be obligated to deliver any of the Securities to be delivered on the First Delivery Date or the Second Delivery Date, as the case may be, except upon payment for all the Securities to be purchased on such Delivery Date as provided herein.

          3. Upon the authorization by the Underwriters of the release of the Firm Securities, the several Underwriters propose to offer the Firm Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.



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          4.  (a)  The Firm Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with The Depository Trust Company ("DTC") or its designated custodian. The Company will deliver the Firm Securities to Goldman, Sachs & Co., through the facilities of DTC, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified or official bank check or checks, payable to the order of the Company in New York Clearing House (next day) funds. The Company will cause the certificates representing the Firm Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the First Delivery Date at the office of DTC or its designated custodian (the "Designated Office"). The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on September 27, 1995 or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing. Such time and date are herein called the "First Delivery Date".

          (b) The documents to be delivered at the First Delivery Date by or on behalf of the parties hereto pursuant to Section 7 hereof, including the cross-receipt for the Securities and any additional documents requested by the Underwriters pursuant to Section 7(j) hereof, will be delivered at the offices of Simpson Thacher & Bartlett, 425 Lexington Avenue, New York, New York 10017 (the "Closing Location"), and the Firm Securities will be delivered at the Designated Office, all at the First Delivery Date. A meeting will be held at the Closing Location at 2:00 p.m., New York City time, on the New York Business Day next preceding the First Delivery Date, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For purposes of this Section 4, "New York Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close.

          (c) The option granted in Section 2 is hereby exercised in full. The date and time the Option Securities are to be delivered, which are sometimes referred to as the "Second Delivery Date," shall be the First Delivery Date.

          (d) The Option Securities to be purchased by each Underwriter hereunder will be represented by one or more definitive global securities in book-entry form which will be deposited by or on behalf of the Company with the DTC or its designated custodian. On the Second Delivery Date, the Company will deliver the Option Securities to Goldman, Sachs & Co., through the facilities of DTC, for the account of each Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by certified of official bank check or checks, payable to the order of the Company in New York Clearing House (next-day) funds. The Company will cause the certificates representing the Option Securities to be made available to Goldman, Sachs & Co. for checking at least twenty-four hours prior to the Second Delivery Date at the Designated Office. Delivery of and payment for the Option Securities shall be made at 9:30 A.M., New York City time, on the Second Delivery Date, or such other time and date as Goldman, Sachs & Co. and the Company may agree upon in writing.

          5.  The Company agrees with each of the Underwriters:

          (a) To prepare the Prospectus as amended or supplemented in a form approved by the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the



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     execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b); to make no further amendment or any supplement to the Registration Statement or Prospectus after the date of this Agreement and prior to the earlier of (i) the thirtieth day following the First Delivery Date or (ii) the Second Delivery Date which shall have been disapproved by the Underwriters promptly after reasonable notice thereof; to advise the Underwriters promptly of such amendment or supplement after such date and furnish the Underwriters with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of the Securities, and during such same period to advise the Underwriters promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of the Securities or the shares of Common Stock issuable upon conversion of the Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly use its best efforts to obtain the withdrawal of such order;

          (b) Promptly from time to time to take such action as the Underwriters may reasonably request to qualify the Securities and the Common Stock issuable upon conversion of the Securities for offering and sale under the securities laws of such jurisdictions as the Underwriters may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Securities, provided that in connection therewith the Company shall not be required to qualify as a foreign corporation, to file a general consent to service of process in any jurisdiction or to take any action that would subject it to general taxation in any jurisdiction;

          (c) Prior to 10:00 a.m., New York City time, on the business day next succeeding the date of this Agreement and from time to time thereafter, to furnish the Underwriters with copies of the Prospectus as amended or supplemented in such quantities in New York City as the Underwriters may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement such Prospectus or to file under the Exchange Act any document incorporated by reference in such Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Underwriters and, upon your request and subject to your approval, to file such document and to prepare and furnish



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     without charge to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Securities at any time nine months or more after the time of issue of the Prospectus, upon request of such Underwriter but at the expense of such Underwriter, to prepare and deliver to such Underwriter as many copies as such Underwriter may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

          (d) To make generally available to its securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 9(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158, in which case this Section 5(d) shall not be construed to require the Company to file any report referred to in Rule 158 prior to the time at which such report is otherwise due);

          (e) During the period beginning from the date hereof and continuing to and including the date 90 days after the date hereof, not to offer, sell, contract to sell or otherwise dispose of, except as provided hereunder, any securities of the Company that are substantially similar to the Securities or the Common Stock, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive, Common Stock or any such substantially similar securities (other than pursuant to equity based employee and director compensation plans and plans of reorganization of the Company or Broadway Stores, Inc. ("Broadway") or their respective subsidiaries or any predecessors of any of the foregoing existing on, or upon the exercise, conversion or exchange (including successive exercises, conversions and/or exchanges) of warrants or convertible or exchangeable securities of either the Company or Broadway outstanding as of, the date of this Agreement or issuable pursuant to the Merger Agreement, the Stock Agreement or the Prudential Agreement (as such terms are defined in the Prospectus as amended or supplemented)), without the prior written consent of Goldman, Sachs & Co.;

          (f) For so long as Securities are in global form, to furnish to the holders of the Securities as soon as practicable after the end of each fiscal year an annual report (including a balance sheet and statements of income, shareholders' equity and cash flows of the Company and its consolidated subsidiaries certified by independent public accountants) and, as soon as practicable after the end of each of the first three quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary financial information of the Company and its subsidiaries for such quarter in reasonable detail; and to furnish to the holders of the Securities all other documents specified in Section 7.04 of the Indenture, all in the manner so specified;

          (g) During a period of three years from the effective date of the Registration Statement, to furnish to the Underwriters copies of all reports or other communications (financial or other) furnished to the Company's stockholders generally, and to deliver to the Underwriters (i) as soon as they are available, (A) copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Securities, the Common Stock or any other class of securities of the Company is listed and (B) the documents specified in Section 7.04 of the Indenture, as in effect at each Delivery Date, and (ii) such additional information concerning the business and financial condition of the Company as the Underwriters may from time to time reasonably request, provided that any material nonpublic information received by the Underwriters will be held in confidence and not used in violation of any applicable law (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its shareholders generally or to the Commission);

          (h) To use the net proceeds received by it from the sale of the Securities pursuant to this Agreement in the manner specified in the Prospectus as amended or supplemented under the caption "Use of Proceeds";

          (i) To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of its Common Stock upon conversion of the Securities; and

          (j) To list on the New York Stock Exchange, subject to notice of issuance, the shares of Common Stock issuable upon conversion of the Securities.

          6. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following:
(i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Securities and the shares of Common Stock issuable upon conversion of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of producing any Agreement among Underwriters, this Agreement, the Indenture, the Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities and the shares of Common Stock issuable upon conversion of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters (not to exceed $15,000 in the aggregate) in connection with such qualification and in connection with the Blue Sky and legal investment surveys; (iv) any fees charged by securities rating services for rating the Securities; (v) the filing fees incident to, and fees and the disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities and the Common Stock; (vii) the fees and expenses of the Trustee and any agent of the Trustee and the fees and disbursements of counsel for the Trustee in connection with the Indenture and the Securities; and (viii) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 7 and 9 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them, and any advertising expenses connected with any offers they may make.

          7. The obligations of the Underwriters to purchase the Securities hereunder shall be subject in the sole discretion of the Underwriters to the condition that all representations and warranties and other statements of the Company herein are, at and as of each Delivery Date, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

          (a) The Prospectus as amended or supplemented, shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof and the Indenture shall have been qualified under the Trust Indenture Act; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Underwriters;

          (b) Simpson Thacher & Bartlett, counsel for the Underwriters, shall have furnished to the Underwriters a written opinion, dated such Delivery Date, in substantially the form attached hereto as Annex III;

          (c) The General Counsel or Deputy General Counsel of the Company shall have furnished to the Underwriters his written opinion, dated such Delivery Date, in substantially the form attached hereto as Annex IV;

          (d) Jones, Day, Reavis & Pogue, counsel for the Company, shall have furnished to the Underwriters a written opinion, dated such Delivery Date, in substantially the form attached hereto as Annex V;

          (e) On the date hereof at a time prior to the execution of this Agreement, and at 9:30 a.m., New York City time, on the effective date of any post-effective amendment to the Registration Statement filed subsequent to the date of this Agreement, KPMG Peat Marwick LLP and Price Waterhouse LLP shall have each furnished to the Underwriters a letter, dated the date of delivery thereof, in form and substance satisfactory to the Underwriters, in the forms attached hereto as Annex I(a) and Annex II(a), respectively and at each Delivery Date, KPMG Peat Marwick LLP and Price Waterhouse LLP shall have each furnished to the Underwriters a "bring-down" letter dated such Delivery Date, in form and substance satisfactory to the Underwriters (the executed copies of the letters delivered prior to the execution of this Agreement are attached as Annex I(a) and Annex II(a) hereto and draft forms of letters to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of such Delivery Date are attached as Annex I(b) and Annex II(b) hereto, respectively);

          (f)(i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus as first amended or supplemented any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as first amended or supplemented, and
     (ii) since the respective dates as of which information is given in the

     Prospectus as first amended or supplemented there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus as first amended or supplemented, the effect of which, in any such case described in clause (i) or (ii), is in the judgment of the Underwriters so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented;

          (g) On or after the date hereof, (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities;

          (h) On or after the date hereof, there shall not have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange; (ii) a suspension or material limitation in trading in the Company's securities on the New York Stock Exchange; (iii) a general moratorium on commercial banking activities declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, if the effect of any such event specified in this clause (iv) in the judgment of the Underwriters makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented; or (v) the occurrence of any material adverse change in the existing financial, political or economic conditions in the United States or elsewhere which, in the judgment of the Underwriters, would materially and adversely affect the financial markets or the market for the Securities and other debt securities;

          (i) The shares of Common Stock issuable upon conversion of the Securities shall have been approved for listing, subject to notice of issuance, on the New York Stock Exchange; and

          (j) The Company shall have furnished or caused to be furnished to the Underwriters at such Delivery Date certificates of officers of the Company satisfactory to the Underwriters as to the accuracy of the representations and warranties of the Company herein at and as of such Delivery Date, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to such Delivery Date, as to the matters set forth in subsections (a) and (f) of this Section and as to such other matters as the Underwriters may reasonably request.

          8. (a) The Company will indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Goldman, Sachs & Co. expressly for use therein.

          (b) Each Underwriter will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement or the Prospectus as amended or supplemented or any such amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Goldman, Sachs & Co. expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

          (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

          (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Securities. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

          (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act;

and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

          9. (a) If, on either Delivery Date, any Underwriter shall default in its obligation to purchase the Securities which it has agreed to purchase hereunder, the Underwriters may in their discretion arrange for the Underwriters or another party or other parties to purchase such Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Underwriters do not arrange for the purchase of such Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Underwriters to purchase such Securities on such terms. In the event that, within the respective prescribed periods, the Underwriters notify the Company that they have so arranged for the purchase of such Securities, or the Company notifies the Underwriters that it has so arranged for the purchase of such Securities, the Underwriters or the Company shall have the right to postpone such Delivery Date for a period of not more than seven days in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented or in any other documents or arrangements, and the Company agrees to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Underwriters may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Securities.

          (b) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate principal amount of such Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of all the Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Securities which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Securities which such Underwriter agreed to purchase hereunder) of the Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          (c) If, after giving effect to any arrangements for the purchase of the Securities of a defaulting Underwriter or Underwriters by the Underwriters and the Company as provided in subsection (a) above, the aggregate principal amount of Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of all the Securities, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Securities of a defaulting Underwriter or Underwriters, then this Agreement (or, with respect to the Second Delivery Date, the obligation of the Underwriters to purchase, and of the Company to sell, the Option Securities) shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

          10. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Securities.

          11. If this Agreement shall be terminated pursuant to Section 9 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Sections 6 and 8 hereof; but, if for any other reason, the Securities are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters for all out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of the Securities, but the Company shall then be under no further liability to any Underwriter except as provided in Sections 6 and 8 hereof.

          12. All statements, requests, notices, and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the Underwriters in care of Goldman, Sachs & Co., 85 Broad Street, New York, New York 10004, Attention:
Registration Department; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Chief Financial Officer and
Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 8(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

          13. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

          14. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

          15. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

          16. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

          If the foregoing is in accordance with your understanding, please sign and return to us six counterparts hereof, and upon the acceptance hereof by the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement among each of the Underwriters and the Company.


                                        Very truly yours,


                                        Federated Department Stores, Inc.

                                        By:  /s/ Ronald W. Tysoe
                                             -------------------------------
                                           Name:  Ronald W. Tysoe
                                           Title: Vice Chairman and Chief
                                                    Financial Officer

Accepted as of the date hereof:
Goldman, Sachs & Co.
CS First Boston Corporation

By: /s/ Goldman, Sachs & Co.
- --------------------------------
     (Goldman, Sachs & Co.)

          On Behalf of Each of the Underwriters

                                 SCHEDULE I



                                                Principal Amount of Securities
                                                     to be Purchased


Goldman, Sachs & Co.                                    244,000,000
CS First Boston Corporation                              61,000,000
                                                        -----------


Total                                                  $305,000,000
                                                        ===========

                                 ANNEX III



Goldman, Sachs & Co.
CS First Boston Corporation
c/o Goldman, Sachs & Co.
85 Broad Street                                        September 27, 1995
New York, New York  10004

Ladies and Gentlemen:

         We have acted as your counsel in connection with the purchase by you of $350,000,000 aggregate principal amount of 5% Convertible
Subordinated Notes due 2003 (the "Notes") of Federated Department Stores, Inc., a Delaware corporation (the "Company"), pursuant to the Underwriting Agreement dated September 22, 1995 between you and the Company.

         We have examined the Registration Statement on Form S-3 (File No. 33-59691) filed by the Company under the Securities Act of 1933, as amended (the "Act"), as it became effective under the Act (the "Registration Statement"); and the Company's prospectus dated June 28, 1995, as supplemented by the prospectus supplement dated September 22, 1995 (the "Prospectus"), filed by the Company pursuant to Rule 424(b) of the rules and regulations of the Securities and Exchange Commission (the "Commission") under the Act, which pursuant to Form S-3 incorporates by reference the Annual Report on Form 10-K of the Company for the fiscal year ended January 28, 1995, the Quarterly Reports on Form 10-Q of the Company for the fiscal quarters ended April 29 and July 29, 1995, the Current Reports on Form 8-K of the Company dated September 21, 1995 and September 22, 1995 (the "Exchange Act Documents"), each as filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act"); and the Indenture dated as of December 15, 1994, (as supplemented by the Fourth Supplemental Indenture dated as of September 27, 1995, the "Indenture") between the Company and First National Bank of Boston, as Trustee (the "Trustee") relating to the Notes. In addition, we have examined, and have relied as to matters of fact upon, the documents delivered to you at the closing, and upon originals or copies, certified or otherwise identified to our satisfaction, of such corporate records, agreements, documents and other instruments and such certificates or comparable documents of public officials and of officers and representatives of the Company, and have made such other and further investigations, as we have deemed relevant and necessary as a basis for the opinions hereinafter set forth.

         In such examination, we have assumed the genuineness of all signatures, the legal capacity of natural persons, the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified or photostatic copies, and the authenticity of the originals of such latter documents.



                                   III-1

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


         Based upon the foregoing, and subject to the qualifications and limitations stated herein, we are of the opinion that:

         1. The Company has been duly incorporated and is validly existing and in good standing as a corporation under the laws of the State of Delaware.

         2. The Indenture has been duly authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and, assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and legally binding instrument of the Company enforceable against the Company in accordance with its terms.

         3. The Notes have been duly authorized, executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture.

         4. The shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issuable upon conversion of the Notes has been duly and validly authorized and reserved for issuance upon conversion and, when issued and delivered in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable.

         5. The statements made in the Prospectus under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of Notes," insofar as they purport to constitute summaries of certain terms of documents referred to therein, constitute accurate summaries of the terms of such documents in all material respects.

         6. The Underwriting Agreement has been duly authorized, executed and delivered by the Company.

    Our opinions set forth in paragraphs 2 and 3 above are subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

         All legal proceedings taken by the Company in connection with the offering of the Notes and the legal opinions, dated the date hereof, rendered to you by Dennis J. Broderick, General Counsel of the Company, and Jones, Day, Reavis & Pogue, counsel for the Company, pursuant to the Underwriting Agreement, are in form satisfactory to us.

         We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement, the Prospectus or the Exchange Act Documents and take no responsibility therefor, except as and to the extent set forth in paragraph 4 above. In the course of the preparation by the Company of the Registration Statement and the Prospectus Supplement (excluding the Exchange Act Documents), we participated in conferences with certain officers and employees of the



                                   III-2

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


Company, with representatives of KPMG Peat Marwick LLP and with counsel to the Company. We did not participate in the preparation of the Exchange Act Documents. Based upon our examination of the Registration Statement, the Prospectus and the Exchange Act Documents, our investigations made in connection with the preparation of the Registration Statement and the Prospectus Supplement (excluding the Exchange Act Documents) and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of September 22, 1995, complied as to form in all material respects with the requirements of the Act, the Trust Indenture Act and the applicable rules and regulations of the Commission thereunder and that the Exchange Act Documents complied as to form when filed in all material respects with the requirements of the Exchange Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents, and (ii) we have no reason to believe that the Registration Statement , as of its effective date (including the Exchange Act Documents on file with the Commission on such effective date), contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus (including the Exchange Act Documents) as of its date and as of the date hereof contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement, the Prospectus or the Exchange Act Documents.

    We are members of the Bar of the State of New York and we do not express any opinion herein concerning any law other than the law of the State of New York, the federal law of the United States and the Delaware General Corporation Law.

         This opinion is rendered to you in connection with the above described transactions. This opinion may not be relied upon by you for any other purpose, or relied upon by, or furnished to, any other person, firm or corporation without our prior written consent.

                                       Very truly yours,


                                       SIMPSON THACHER & BARTLETT



                                   III-3

                                  ANNEX IV



September 27, 1995



Goldman, Sachs & Co.
CS First Boston Corporation
c/o Goldman, Sachs & Co.,
85 Broad Street
New York, New York  10004

      Re: $350,000,000 Aggregate Principal Amount of 5% Convertible Subordinated
          Notes due October 1, 2003 of Federated Department Stores, Inc.
          ----------------------------------------------------------------------


Ladies and Gentlemen:

         As General Counsel of Federated Department Stores, Inc. (the "Company"), I have acted as counsel for the Company in connection with the sale of $350,000,000 aggregate principal amount of the Company's 5% Convertible Subordinated Notes due 2003 (the "Notes") pursuant to the Underwriting Agreement, dated September 22, 1995 (the "Underwriting Agreement"), between you and the Company. This opinion is furnished to you pursuant to Section 7(c) of the Underwriting Agreement. Except as otherwise defined herein, terms used herein with initial capital letters are so used with the respective meanings ascribed thereto in the Underwriting Agreement.

         I have examined such documents, records and matters of law as I have deemed necessary for purposes of this opinion. Based thereupon, I am of the opinion that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented prior to the date hereof;

         2. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and all of the shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issuable upon conversion of the Securities have been duly and validly authorized and reserved for issuance upon conversion and, when issued and delivered in accordance with the terms of the Indenture, will be duly and validly issued, fully paid and non-assessable;

         3. The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


which it is required to be so qualified, except for such failures to be so qualified and in good standing as individually or in the aggregate would not have a Material Adverse Effect;

         4. Each Significant Subsidiary of the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation; all of the issued shares of capital stock of each such Significant Subsidiary have been duly and validly authorized and issued, are fully paid and non-assessable, and (except as otherwise disclosed in the Prospectus as amended or supplemented prior to the date hereof) are owned directly or indirectly by the Company, free and clear of all material liens, encumbrances, equities or claims; and all of the issued shares of capital stock of each Significant Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims (except as otherwise disclosed in the Prospectus as amended or supplemented prior to the date hereof or where, individually or in the aggregate, the failure to have been duly and validly authorized and issued, to be fully paid and non-assessable or to be owned directly or indirectly by the Company free and clear of liens, encumbrances, equities or claims would not have a Material Adverse Effect);

         5. To my knowledge, other than as disclosed in the Prospectus as amended or supplemented prior to the date hereof, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, is reasonably likely individually or in the aggregate to have a Material Adverse Effect; and, to my knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

         6. The issue and sale of the Securities and the compliance by the Company with all of the provisions of the Securities, the Indenture and the Underwriting Agreement, the consummation of the transactions therein contemplated (other than to the extent set forth in the Prospectus as amended or supplemented prior to the date hereof under the caption "Description of the Notes--Repurchase at Option of Holders Upon a Change in Control") and the issuance and delivery of the shares of the Common Stock issuable upon conversion of the Notes will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, sale/leaseback agreement, loan agreement or other financing agreement or any other agreement or instrument known to me to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, except for such conflicts, breaches, violations and defaults as individually or in the aggregate would not have a Material Adverse Effect, nor will such action result in any material violation of the provisions of the Certificate of Incorporation or By-laws of the Company or (a) any material statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its Significant Subsidiaries or any of their properties or (b) any statute, order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties, except, with respect to this

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


clause (b) only, for such violations, defaults and failures as individually or in the aggregate would not have a Material Adverse Effect;

         7.  Neither the Company nor any of its Significant Subsidiaries is
(a) in violation of its certificate of incorporation or by-laws (or comparable governing documents) or (b) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me after due inquiry to which it is a party or by which it or any of its properties may be bound, and, to my knowledge after due inquiry, none of the subsidiaries of the Company is (a) in material violation of its certificate of incorporation or by-laws (or comparable governing documents) or (b) in default in the performance or observance of any material obligation, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me after due inquiry to which it is a party or by which it or any of its properties may be bound, except for such violations and defaults as individually or in the aggregate would not have a Material Adverse Effect;

         8. The Underwriting Agreement has been duly authorized, executed and delivered by the Company;

         9. The Securities have been duly authorized, executed, authenticated, issued, and delivered and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, except as the enforceability of the Securities and the Indenture may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Securities and the Indenture conform in all material respects to the descriptions thereof in the Prospectus, as amended or supplemented prior to the date hereof;

         10. The Indenture has been duly authorized, executed and delivered and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as the enforceability of the Indenture may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Indenture has been duly qualified under the Trust Indenture Act;

         11. No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities or the consummation by the Company of the transactions contemplated by the Underwriting Agreement or the Indenture, except such as have been obtained under the Act, the Exchange Act, and the Trust Indenture Act, and such consents, approvals, authorizations, registrations, or qualifications as may be required under the state securities or Blue Sky laws in connection with the purchase and distribution of the Securities by the Underwriters;

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


         12. The statements set forth in the Prospectus, as amended or supplemented prior to the date hereof, under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of the Notes," and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to summarize the provisions of the laws and documents referred to therein, present fair summaries of such provisions;

         13. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

         14. The documents incorporated by reference in the Prospectus or any amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which I express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and I have no reason to believe that any of the documents referred to in this paragraph 14, when such documents were so filed, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading. However, I have not independently verified, and I assume no responsibility for the accuracy, completeness or fairness of the Registration Statement or the Prospectus as amended or supplemented (including any documents incorporated by reference therein), except to the extent of the opinion expressed in paragraph 12); and

         15. The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial or statistical data therein, as to which I express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and I do not know of any amendment to the Registration Statement required to be filed or of any contract or other document of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         In rendering the opinions in paragraphs 9 through 15 hereof, I have relied solely on the opinion of Jones, Day, Reavis & Pogue furnished to you pursuant to Section 7(d) of the Underwriting Agreement.

         In rendering this opinion, I have assumed that (i) the signatures on all documents examined by me are genuine and that, where any such signature purports to have been made in a corporate, governmental, fiduciary or other capacity, the person who affixed such signature to such document had authority to do so and (ii) the statements and certificates

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


described in the following paragraph are accurate in all material respects at the date of this opinion.

         I am a member of the bar of the State of Ohio, and have not been admitted to the bar of any other jurisdiction. In rendering the opinions set forth herein, my examination of matters of law has been limited to the federal laws of the United States of America, the corporation laws of the States of Delaware and Ohio, and the laws of the State of New York. In rendering the opinions in paragraphs 1-13 and paragraph 15, I have relied, as to certain matters of fact, without any independent investigation, inquiry or verification, upon statements or certificates of representatives of the Company and of the Trustee under the Indenture and upon statements or certificates of public officials.

         This opinion is furnished by me, as General Counsel of the Company, to you solely for your benefit and solely with respect to the purchase by you of the Notes from the Company, upon the understanding that I am not assuming hereby any professional responsibility to any other person whatsoever.

                                       Very truly yours,


                                       Dennis J. Broderick

                                  Annex V



                                                              September 27, 1995



Goldman, Sachs & Co.,
CS First Boston Corporation
c/o Goldman, Sachs & Co.
85 Broad Street
New York, New York  10004

    Re: $350,000,000 Aggregate Principal Amount of 5% Convertible Subordinated Notes due 2003 of Federated Department Stores, Inc.
             ----------------------------------------------------------------



Ladies and Gentlemen:

         We have acted as counsel for Federated Department Stores, Inc. (the "Company") in connection with the sale of $350,000,000 aggregate principal amount of the Company's 5% Convertible Subordinated Notes due 2003 (the "Notes") pursuant to the Underwriting Agreement, dated September 22, 1995 (the "Underwriting Agreement"), between you and the Company. This opinion is furnished to you pursuant to Section 7(d) of the Underwriting Agreement. Except as otherwise defined herein, terms used herein with initial capital letters are so used with the respective meanings ascribed thereto in the Underwriting Agreement.

         We have examined such documents, records, and matters of law as we have deemed necessary for purposes of this opinion. Based thereupon, we are of the opinion that:

         1. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus as amended or supplemented prior to the date hereof;

         2. The Underwriting Agreement has been duly authorized, executed, and delivered by the Company;

         3. The Securities have been duly authorized, executed, authenticated, issued, and delivered and constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits provided by the Indenture, except as the enforceability of the Securities and the Indenture may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Securities and the

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


Indenture conform in all material respects to the descriptions thereof in the Prospectus as amended or supplemented prior to the date hereof;

         4. The shares of the Company's Common Stock, par value $0.01 per share (the "Common Stock"), issuable upon conversion of the Notes has been duly authorized and reserved for issuance upon conversion and, when issued and delivered in accordance with the terms of the Indenture, will be validly issued, fully paid and non-assessable.

         5. The Indenture has been duly authorized, executed, and delivered and constitutes a valid and legally binding instrument, enforceable against the Company in accordance with its terms, except as the enforceability of the Indenture may be limited by bankruptcy, insolvency, reorganization, and other laws of general applicability relating to or affecting creditors' rights and to general principles of equity, regardless of whether such enforceability is considered in a proceeding in equity or at law; and the Indenture has been duly qualified under the Trust Indenture Act;

         6. No consent, approval, authorization, order, registration, or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Securities, the consummation by the Company of the transactions contemplated by this Agreement or the Indenture or the issuance of the Common Stock, upon conversion of the Securities, except such as have been obtained under the Act, the Exchange Act, and the Trust Indenture Act, and such consents, approvals, authorizations, registrations, or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Securities and the Common Stock by the Underwriters;

         7. The statements set forth in the Prospectus as amended or supplemented prior to the date hereof under the captions "Description of Debt Securities", "Description of Capital Stock" and "Description of the Notes," and under the captions "Plan of Distribution" and "Underwriting," insofar as they purport to summarize the provisions of the laws and documents referred to therein, present fair summaries of such provisions;

         8. The Company is not an "investment company" or an entity "controlled" by an "investment company," as such terms are defined in the Investment Company Act;

         9. The documents incorporated by reference in the Prospectus or any amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial or statistical data contained therein, as to which we express no opinion), when they were filed with the Commission, complied as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission thereunder; and

         10. The Registration Statement and the Prospectus and any amendments and supplements thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial or statistical data therein, as to which we express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; and we do not

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required.

         We have participated in the preparation of the Registration Statement and the Prospectus (but not the documents incorporated into the Registration Statement or the Prospectus by reference) and, based on such participation, no facts have come to our attention which cause us to believe that, as of its effective date, the Registration Statement or any amendment thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial data contained therein, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial data contained therein, as to which we express no belief) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the date hereof, either the Registration Statement or the Prospectus or any amendment or supplement thereto made by the Company prior to the date hereof (other than the financial statements and related schedules and other financial data contained therein, as to which we express no belief) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. However, we have not independently verified, and we assume no responsibility for, the accuracy, completeness, or fairness of the Registration Statement or the Prospectus as amended or supplemented (including any documents incorporated or deemed to be incorporated by reference therein) except to the extent of the opinion expressed in paragraph 7.

         In rendering the foregoing opinions, we have assumed (i) the due authorization, execution, and delivery of the Underwriting Agreement by or on behalf of the Underwriters, (ii) that the signature on all documents examined by us are genuine and that where any such signature purports to have been made in a corporate, governmental, fiduciary, or other capacity, the person who affixed such signature to such document had authority to do so, and (iii) that the statements and certificates described in the following paragraph are accurate in all material respects at the date of this opinion.

         In rendering the opinions in paragraphs 1 through 10, (i) our examination of matters of law has been limited to the federal laws of the United States of America, the laws of the State of New York, and the General Corporation Law of the State of Delaware and (ii) we have relied, as to certain matters of fact, without any independent investigation, inquiry, or verification, upon statements or certificates of representatives of the Company and of the Trustee under the Indenture and upon statements or certificates of public officials.

Goldman, Sachs & Co.                                     September 27, 1995
CS First Boston Corporation


         This opinion is furnished by us, as counsel for the Company, to you solely for your benefit and solely with respect to the purchase by you of the Notes from the Company, upon the understanding that we are not assuming hereby any professional responsibility to any other person whatsoever.

                                       Very truly yours,



                                       Jones, Day, Reavis & Pogue